SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 13, 2009
PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

(1)	Wachovia Credit Facility

Amendment and Forbearance Agreement dated February 13, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western)

On February 13, 2009, Kinergy Marketing, LLC (“Kinergy”), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), and the Company, entered into an Amendment and Forbearance Agreement (the “Amendment and Forbearance Agreement”) with Wachovia Capital Finance Corporation (Western) (“Wachovia”). The Amendment and Forbearance Agreement relates to a $40.0 million credit facility for Kinergy under a Loan and Security Agreement dated July 28, 2008 by and among Kinergy, the parties thereto from time to time as the Lenders, Wachovia and Wachovia Bank, National Association (the “Loan Agreement,” and together with all other related loan documents, the “Loan Documents”).  Kinergy’s credit facility is described in more detail under the heading “Wachovia Loan Transaction” below.

The Amendment and Forbearance Agreement identifies certain existing defaults under the Loan Agreement.  The Amendment and Forbearance Agreement provides that Wachovia will forbear from exercising its rights and remedies under the Loan Documents and applicable law, on the terms and conditions set forth in the Amendment and Forbearance Agreement, for a period of time (the “Forbearance Period”) commencing on February 13, 2009 and ending on the earlier to occur of (i) February 28, 2009, and (ii) the date that any new default occurs under the Loan Agreement or a default occurs under the Amendment and Forbearance Agreement. Upon Kinergy’s request, Wachovia may, in its sole and absolute discretion, extend the date the Forbearance Period terminates to March 31, 2009.

The Amendment and Forbearance Agreement increased the interest rates applicable to the credit facility to the default rates under the Loan Agreement, which is (i) for eurodollar rate loans, a rate equal to (a) the London Interbank Offered Rate (LIBOR), divided by 0.90 (subject change based upon the reserve percentage in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System), plus (b) 4.50%, or (ii) for prime rate loans, a rate equal to (a) the greater of the prime rate published by Wachovia Bank from time to time, or the federal funds rate then in effect plus 0.50%, plus (b) 2.25%.  The foregoing rate increases are effective as of January 1, 2009 and are to continue for the duration of the Forbearance Period.  In addition, under the Amendment and Forbearance Agreement, all loans, letters of credit and other financial accommodations provided by Wachovia to Kinergy during the Forbearance Period are to be made and provided in the sole and absolute discretion of Wachovia.

The Amendment and Forbearance Agreement requires Kinergy to provide Wachovia with certain budgets and projections on a weekly basis during the Forbearance Period. The Amendment and Forbearance Agreement also requires Kinergy to provide Wachovia, on or prior to February 28, 2009, with an agreement, in form and substance satisfactory to Wachovia, under which WestLB AG and other lenders have agreed to forbear from exercising their rights against the Company and certain of its subsidiaries for such forbearance period and on such terms and conditions as shall be acceptable to Wachovia; provided, that if the Forbearance Period is extended by Wachovia then the required date of delivery of such agreement shall be extended to March 31, 2009.

The Amendment and Forbearance Agreement also amended the Loan Agreement in various respects, including by (i) reducing by $500,000 amounts available for borrowing based on Kinergy’s eligible accounts receivable and inventory levels, subject to any reserves established by Wachovia, (ii) reducing the inventory loan limit from $20,000,000 to $5,000,000, thereby reducing the available borrowing base related to inventory levels by $15,000,000, (iii) reducing the letter of credit limit from $10,000,000 to $500,000, and (iv) reducing the aggregate principal amount of the loans outstanding at any time against eligible in-transit inventory from $10,000,000 to $2,500,000 and against eligible inventory consisting of biodiesel from $3,000,000 to $200,000.  In addition, the maximum available credit was reduced from $40,000,000 to $10,000,000, representing a reduction in available credit which is not currently being utilized by Kinergy.  The Amendment and Forbearance Agreement also amended the definition of “Material Adverse Effect” in the Loan Agreement to include material adverse effects occurring with respect to the Company or any of its subsidiaries, rather than only Kinergy, and included as an event of default under the Loan Agreement any Material Adverse Effect with respect to Kinergy, the Company or any of their respective subsidiaries.

The Amendment and Forbearance Agreement also includes a general release in favor of Wachovia of any claims, whether known or unknown, that Kinergy or the Company may have had against Wachovia.  Kinergy was required to pay Wachovia a forbearance fee of $50,000, in addition to any other fees, charges, interest and expenses payable under the Loan Documents.  If the Forbearance Period is extended to March 31, 2009, Kinergy is required to pay an additional forbearance fee of $50,000.  The Amendment and Forbearance Agreement also includes customary representations and warranties and other customary terms and conditions.

The description of the Amendment and Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment and Forbearance Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Wachovia Loan Transaction

Loan and Security Agreement dated July 28, 2008 by and among Kinergy Marketing LLC, the parties thereto from time to time as the Lenders, Wachovia Capital Finance Corporation (Western) and Wachovia Bank, National Association

Guarantee dated July 28, 2008 by Pacific Ethanol, Inc. in favor of Wachovia Capital Finance Corporation (Western)

Descriptions of the Loan and Security Agreement and the Guarantee are set forth in the Company’s Current Report on Form 8-K for July 28, 2008 filed with the Securities and Exchange Commission on August 1, 2008 and such descriptions are incorporated herein by this reference. Such descriptions do not purport to be complete and are qualified in their entireties by reference to the Loan and Security Agreement and Guarantee, which are filed as Exhibits 10.3 and 10.4, respectively, to this report and incorporated herein by reference.

(2)	WestLB Credit Agreement

Limited Waiver and Forbearance Agreement dated as of February 17, 2009 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, WestLB AG, New York Branch, Amarillo National Bank and the Lenders identified therein

On February 17, 2009, Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC and Pacific Ethanol Magic Valley, LLC, each indirect wholly-owned subsidiaries of the Company (collectively, “Borrowers”), and WestLB AG, New York Branch, Amarillo National Bank and the senior secured lenders identified therein entered into a Limited Waiver and Forbearance Agreement (the “Waiver and Forbearance Agreement”).  The Waiver and Forbearance Agreement relates to loans under a Credit Agreement dated as of February 27, 2007 by and among the foregoing parties (the “Credit Agreement”).  The Credit Agreement is described in more detail under the heading “WestLB Loan Transaction” below.

The Waiver and Forbearance Agreement identifies certain existing defaults and certain anticipated defaults under the Credit Agreement.  The Waiver and Forbearance Agreement provides that WestLB and the senior secured lenders will forbear from exercising their rights and remedies under the Credit Agreement and related documents and applicable law, on the terms and conditions set forth in the Waiver and Forbearance Agreement, for a period of time (the “Forbearance Period”) commencing on February 17, 2009 and ending on the earlier to occur of (i) February 27, 2009, (ii) the date that any new default occurs under the Credit Agreement or a default occurs under the Waiver and Forbearance Agreement, and (iii) the date on which all obligations have been paid in full and the Credit Agreement has been terminated.

The Waiver and Forbearance Agreement provides that Borrowers may withdraw funds otherwise required to be reserved in an account designated solely for the Company’s Stockton, California plant and use such funds in accordance with an agreed-upon 13-week cash flow forecast.  The amount of such funds is approximately $2.0 million.

The Amendment and Forbearance Agreement requires Kinergy to provide WestLB with certain budgets and projections on an weekly basis.

The Waiver and Forbearance Agreement also includes a general release in favor of WestLB and the senior secured lenders of any claims, whether known or unknown, that any Borrower may have had against them.  Borrowers are required to reimburse WestLB for all fees and expenses, including reasonable and documented legal fees and other expenses of counsel and other advisors.  The Waiver and Forbearance Agreement also includes customary representations and warranties and other customary terms and conditions.

The description of the Waiver and Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the Waiver and Forbearance Agreement, which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

WestLB Loan Transaction

Credit Agreement, dated as of February 27, 2007, by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Imperial, LLC, and Pacific Ethanol Magic Valley, LLC, as borrowers, the lenders party thereto, WestLB AG, New York Branch, as administrative agent, lead arranger and sole book runner, WestLB AG, New York Branch, as collateral agent, Union Bank of California, N.A., as accounts bank, Mizuho Corporate Bank, Ltd., as lead arranger and co-syndication agent, CIT Capital Securities LLC , as lead arranger and co-syndication agent, Cooperative Centrale Raiffeisen-Boerenleenbank BA., Rabobank Nederland, New York Branch, and Banco Santander Central Hispano S.A., New York Branch (as amended by that certain Successor Accounts Bank and Amendment Agreement dated as of August 27, 2007, as further amended by that certain Waiver and Third Amendment to Credit Agreement dated as of March 25, 2008, as further amended by that certain Fourth Amendment to Credit Agreement dated as of April 24, 2008, as further amended by that certain Fifth Amendment to Credit Agreement dated as of October 24, 2008 and as further amended by that certain Sixth Amendment to Credit Agreement dated as of December 30, 2008)

A description of the Credit Agreement is set forth in the Company’s Current Report on Form 8-K for February 27, 2007 filed with the Securities and Exchange Commission on March 2, 2007; and a description of the Waiver and Third Amendment to Credit Agreement is set forth in the Company’s Current Report on Form 8-K for March 26, 2008 filed with the Securities and Exchange Commission on March 27, 2008 and such descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entireties by reference to the Credit Agreement and the Waiver and Third Amendment to Credit Agreement, which are filed as Exhibits 10.5 and 10.6 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

Number	Description

10.1	Amendment and Forbearance Agreement dated February 13, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western) (1)

10.2
Limited Waiver and Forbearance Agreement dated as of February 17, 2009 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, WestLB AG, New York Branch, Amarillo National Bank and the Lenders identified therein (1)

10.3
Loan and Security Agreement dated July 28, 2008 by and among Kinergy Marketing LLC, the parties thereto from time to time as Lenders, Wachovia Capital Finance Corporation (Western) and Wachovia Bank, National Association (2)

10.4	Guarantee dated July 28, 2008 by and between Pacific Ethanol, Inc. in favor of Wachovia Capital Finance Corporation (Western) (2)

10.5
Credit Agreement, dated as of February 27, 2007, by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Imperial, LLC, and Pacific Ethanol Magic Valley, LLC, as borrowers, the lenders party thereto, WestLB AG, New York Branch, as administrative agent, lead arranger and sole book runner, WestLB AG, New York Branch, as collateral agent, Union Bank of California, N.A., as accounts bank, Mizuho Corporate Bank, Ltd., as lead arranger and co-syndication agent, CIT Capital Securities LLC , as lead arranger and co-syndication agent, Cooperative Centrale Raiffeisen-Boerenleenbank BA., Rabobank Nederland, New York Branch, and Banco Santander Central Hispano S.A., New York Branch (3)

10.6
Waiver and Third Amendment to Credit Agreement dated as of March 25, 2008 by and among by and among Amarillo National Bank, WestLB AG, New York Branch, Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, Pacific Ethanol, Inc. and the Lenders party thereto (4)

_______________
(1)	Filed herewith.
(2)	Filed as an exhibit to the Registrant’s Form 8-K for July 28, 2008 filed with the Securities and Exchange Commission on August 1, 2008.
(3)	Filed as an exhibit to the Registrant’s Form 8-K for February 27, 2007 filed with the Securities and Exchange Commission on March 2, 2007.
(4)	Filed as an exhibit to the Registrant’s Form 8-K for March 26, 2008 filed with the Securities and Exchange Commission on March 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2009	PACIFIC ETHANOL, INC.

By: /S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel & Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1	Amendment and Forbearance Agreement dated February 13, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western)

10.2
Limited Waiver and Forbearance Agreement dated as of February 17, 2009 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, WestLB AG, New York Branch, Amarillo National Bank and the Lenders identified therein